Muscle Maker, Inc

(Nasdaq: GRIL)

Collection of "Healthier For You" brands delivering high quality, healthy food options to consumers through non-traditional locations

POKÉMOTO®

Hawaiian Poké

EST. 1995

MUSCLE MAKER GRILL®

"Great Food with Your Health in Mind"®

HEALTHY JOE'S

HjO

SUPERFIT FOODS

YOUR MEAL PREP COMPANY

Legal Disclaimer & Forward-Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals” and "proposes." Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in the Registration Statement on Form S-1 (file number 333-245047) initially filed by the Company with the U.S. Securities and Exchange Commission on August 12, 2020. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Muscle Maker, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Meet The CEO – Michael Roper



- *Dynamic and competitive hands-on leader equipped with an aptitude for driving profitability and customer satisfaction. Possessing an extensive track record of leadership in the competitive restaurant and franchising industries. Known as a pioneer of innovation who leverages excellent communications skills along with a wealth of expertise which influences operational performances, while maximizing productivity. Outfitted with the gift of delivering tangible results and developing high performing teams for complex organizations*

- *Executive Leadership/ Marketing/ Operations/ Purchasing/ Distribution/ Retail Technology/ Communications/ Quality Assurance/ Franchising/ Public Relations/ Training/ Strategic Planning*

Michael Roper – Chief Executive Officer

- **Quiznos**
  - Global Chief Operating Officer 2009 – 2012
  - VP – Operations & Strategic Execution 2003 - 2009
    - Part of team responsible for franchise hypergrowth selling and opening over 1,000 locations per year culminating in over 5,000 franchise locations throughout the US
  - Franchise Owner/Operator 2000 – 2008
    - Franchisee of the Year 2001 and 2002, Franchise Advisory Council
    - Top 10 sales
- **Taco Bueno**
  - President & Chief Executive Officer 2015-2017
    - Record EBITDA 2013, 2014, 2015, 2016
    - Sold company to Private Equity Group 2015
  - Chief Operating Officer 2014-2015
    - Restructured field teams saving over $1,000,000 annually
  - Chief Development & Technology Officer 2013 – 2014

Meet The Management Team



Michael Roper
CEO
Quiznos, Taco Bueno



Kevin Mohan
CIO
American Restaurants, Nobis Capital Advisors



Ferdinand Groenewald
CFO
Muscle Maker Inc. Brands, Pharos Advisors, Financial Consulting Strategies



Kenn Miller
COO
Quiznos, Dickey's BBQ, Taco Bueno, Rocky Mountain Chocolate Factory



Aimee Infante
CMO
Muscle Maker Inc. Brands, Qdoba



Thomas Nguyen
SVP - Operations
Pokemoto, Saladcraft, Froyoworld



Pat Chiacchia
VP Real Estate & Non-Trad
Ufood Restaurant Group



Dennis Bok
SVP – Franchising/Strategy
Pokemoto, Looseleaf Tea, Saladcraft, Froyoworld



Brittany Stouffere
Marketing Manager
Muscle Maker Inc. Brands, Snackpass



Lori Toole
Controller
Muscle Maker Inc. Brands, Capital Innovations



Alexa Cohen
Marketing Specialist - Delivery
Muscle Maker Inc. Brands, Uber Eats, Doordash, Grubhub



Rod Silva
VP – Distribution/Branding
Muscle Maker, Inc. Brands

Great Food With Your Health In Mind®
Muscle Maker Grill

Lean proteins, superfoods, proprietary sauces

Wide menu options:
Salads
Bowls
Wraps
Grass-fed burgers
Whole Wheat Pasta
Flatbreads
100% fruit Smoothies

Lean Proteins:
Grass-fed lean beef & steak
All-natural chicken breast
Impossible plant-based items
Lean turkey
Omega-3 Shrimp
Vegetarian options

Nutrient rich superfoods:
Kale
Quinoa
Spinach
Avocado
Broccoli
Romaine

Proprietary Dressings:
Zero Carb signature sauce
Gluten-free
Fat-free
Lower calorie options

Healthier sides:
Sweet potato fries
Cauliflower rice
Brown rice
Whole wheat pasta
Turkey meatballs

Meal prep:
Fresh, cooked to order
No deep fryers
Gluten-free options
Portion controlled







Great Food With Your Health In Mind®
Healthy Joe's Concept

Fresh. Toasted. Goodness.

- New menu highlighting fresh, healthy inspired everyday items including salads, bowls and sandwiches with all entrée toppings run through a 500-degree oven
- Concept test with name change

Nutrient Rich Superfoods:
Avocado
Hummus
Walnuts
Seeds (Pepitas & sesame)
Broccoli
Romaine/spring mix
Sweet Potato
Strawberries
Blueberries
Apples
Eggs
Spinach
Mushrooms
Black beans
Olive oil

Lean Proteins:
Grass-fed steak
All-natural chicken breast
Wild caught Alaskan Salmon
Impossible plant-based items
Vegetarian options

Healthy inspired sides:
Roasted sweet potatoes
Crispy broccoli
Cauliflower rice
Avocado toast
Chipotle hummus
Citrus mint brown rice pilaf
Black beans fresco

Menu options:
Hot topped salads
Hot topped bowls
Toasted Sandwiches
Fresh brewed teas
Fresh made lemonade

Proprietary Dressings:
Zero carb signature sauce
Blood orange shallot vinaigrette
Cilantro lime crema sauce
Honey bourbon mustard
Avocado smash ranch
Green goddess







Great Food With Your Health In Mind®
Superfit Foods

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

Subscription Based Healthy Meal Prep Company

- Reputation for:
  - Healthy meal prep service
  - Fully customizable meal plans
  - Fresh, healthy food with high quality ingredients
  - Convenient delivery and pick-up options
  - Affordable meal plans ($7.00 - $10.00 per meal, delivered)

- Superfit Foods operates a subscription meal prep and delivery service
  - Approximately $2M in annual revenue with double digit revenue growth over past three years
  - Customers place orders online for delivery on Mondays and Thursdays
  - Meals are delivered to 33 North FL locations for convenient customer pick-up
    - Fitness Centers, Yoga Studios, Crossfit Gyms and all First Place Sports locations
    - Each pick up location has an on-site single door refrigerated cooler supplied by Superfit Foods
    - Over 150+ meals to choose from including Keto, Vegetarian, Vegan, Paleo, Pescatarian

- In response to Covid-19 concerns with gyms, SFF implemented a direct-to-consumer (DTC) delivery model
  - Consumers can opt-in for direct home delivery for an additional $10 per delivery
  - About 20% of customers utilize this option today


HAPPY
AWAKE
FOCUS
HEALTHY





Great Food With Your Health In Mind®
Superfit Foods

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

How Superfit Foods Subscription Model Works

STEP 1

Create your profile.

STEP 2

Choose between local pickup in Northeast Florida or Nationwide Shipping

STEP 3

Choose your start date.

STEP 4

Lean Down | Sustain | Build Up

Choose your meal plan.

STEP 5

Select your diet.

STEP 6

Select quantity of meals and snacks.

STEP 7

Customize your preferences.

STEP 8

Submit your one-time card information for easy weekly billing.


HAPPY
AWAKE
FOCUS
HEALTHY





Great Food With Your Health In Mind®
Pokemoto

POKÉMOTO® Hawaiian Poké

Get in the Aloha State of Mind

- Poke is a native Hawaiian cuisine made up with diced fresh fish served as an appetizer or main course. Modern twists include tofu, chicken, salmon, shrimp and sushi grade ahi-tuna with strong influences of Japanese and Korean cuisine. Think of it as deconstructed sushi that a consumer can customize into a bowl, salad or wrap every time.







Proteins:
Sushi Grade Ahi Tuna
Salmon
Shrimp
Chicken
Tofu
Karaage Chicken

Sides/Desserts:
Miso Soup
Dole Whip

Toppings:
Avocado
Pickled Ginger
Radish
Carrots
Green Onion
Kani Salad
Seaweed Salad
Wasabi
Pickled Daikon
Masago Caviar

Mix Ins:
Corn
Mandarin Orange
Cucumber
Mangoes
Edamame
Jalapenos
Hijiki Seaweed
Ogo Seaweed
Cilantro
Sweet Onions

Crunch:
Wonton Crisps
Garlic Chips
Shredded Nori
Roasted Cashews
Crispy Onions
Tempura Flakes
Toasted Rice Puffs
Sesame Seeds
Furikake

Sauces:
Chili Garlic Oil
Ponzu Fresh
Pokemoto Chojang
Sesame Ginger
Umami Shoyu
Creamy Miso
Wasabi Aioli
Himalayan Salt

Non-Traditional Location Growth Strategy

Pursuing a non-traditional location growth strategy

- Military bases, Universities, Ghost Kitchens, Meal Prep

We believe Covid-19 has changed the restaurant industry

- Delivery and take out have become standard ways to serve customers
- CDC guidelines regarding social distancing, group sizes and sanitation practices are forcing restaurants to re-think how to do business

We are not encumbered by existing traditional four-wall locations

- Our growth strategy allows us to shift into emerging trends in the restaurant industry without competing with existing locations
- Allows for flexibility in where, when and how to build locations to fit emerging consumer preferences

We believe non-traditional locations will remain attractive post-Covid with captured audiences, destination locations, price agnostic and relatively immune to recessionary pressures


Alexandria Campus
Woodbridge Campus
Texas Tech El Paso Campus
Manassas Campus
Loudon Campus

Why Military & University Locations?

Captured Audiences

- Young demographic fits Millennial, Gen Z consumer model

Exponential Growth:

- Over 400+ military installations
- Over 4,000+ College campuses

Military adopted "Operation Live Well" to support healthier eating

- 2015 Rand report showed 66% of service members considered overweight
- 27% of 17-24 year olds ineligible to join military due to being overweight

College students spent over $65B on food in 2018

- 76% of college students who receive recreational money from parents use the money on eating out
- Average $4,097 per student per year spent of eating out
- 80% of college students want delivery



WELCOME TO
FORT BENNING
HOME OF THE MANEUVER CENTER
Yale University
TEXAS TECH UNIVERSITY
HEALTH SCIENCES CENTER.
EL PASO
NORTHERN VIRGINIA COMMUNITY COLLEGE
1965
United States
Army
Fort
Bliss

Why Ghost Kitchens?

Covid-19 has changed the restaurant industry
- 29% of Americans have used third party delivery in May 2020
- Focus on contactless delivery and delivery-only ghost kitchens

Third party delivery apps are disrupting the restaurant industry
- According to UBS “There could be a scenario where by 2030 most meals currently cooked at home are instead ordered online and delivered from either restaurants or central (ghost) kitchens.”

Delivery/Pick-up average ticket sizes at Muscle Maker Grill are higher
- Delivery/Pick-up = $26.32
- Take-out = $17.21
- Dine-in = $15.17

We have experience in delivery & pickup
- Over 50% of total systemwide Muscle Maker, Inc. sales are generated from delivery/pick up orders today

We will continue to add ghost kitchen concepts to existing locations to leverage excess capacity, labor, menu items, etc.
- Virtually no cost to add concepts except time to create menu items/recipes & training


UBER

What is a Ghost Kitchen?

Ghost kitchens can be shared kitchen space in existing restaurants or shared space in "off the beaten path" warehouse facilities

Shared kitchen space in existing Pokemoto and Muscle Maker Grill restaurants model

- Only use third party delivery apps such as Uber Eats, GrubHub and Doordash to generate orders
- No signage, no instore menus, no point of sale, etc. – only order via third party apps
- Leverage existing capacity, facilities, ingredients and labor
- Consumers only see restaurant name and menu, no reference as to being a ghost kitchen
- Launch multiple brands out of one restaurant location (only limit is space)

"Off the beaten path" warehouse model

- We signed an agreement with a major ghost kitchen provider to install up to 6 concepts out of one ghost kitchen location
    - 200sf – 400sf footprint
    - Current corporate owned locations are in Providence and Philadelphia, Miami (2) coming soon



Concepts used as Ghost Kitchens include: Muscle Maker Grill, Healthy Joe's, Pokemoto, Saladcraft, Bowls Deep, Salad Vibes, Wrap It Up Wraps, MMG Smoothies, Burger Joe's, Gourmet Sandwich Co. and Meal Plan AF

- Coming Soon: Q-Bubble Boba Tea

Growth Strategy & Expansion – Superfit Foods, Highly Expandable

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

SFF by the numbers:

- $2,000,000+ revenue in 2020
- Produced 220,000+ fresh-prepared meals in 2020
- Average order size $81.70
- Average 8.5 meals per order
- Meal kit delivery market estimated at $7.9 billion in 2019 with expected 12.8% CAGR from 2020 to 2027

Jacksonville Market:

- Currently have 33 consumer pick up locations with coolers
  - Represents less than 5% of the 500+ gyms, wellness or lifestyle centers in Jacksonville
  - As pick up locations increase, exposure increases to highly targeted consumers with a healthy lifestyle
  - Pick up is the differentiator compared to other meal prep companies avoiding shipping charges (keeps average cost per meal lower) while allowing consumer convenience as they pick up their meals during their daily fitness routines

New Markets:

- Model can be expanded into current corporate location footprint utilizing existing infrastructure to establish market
  - Expand into "off the beaten path" restaurant facility once outgrow capacity in existing restaurants
    - Low rent options
    - No consumer interaction



Growth Strategy & Expansion
Pokemoto – Perfect For Franchising

POKÉMOTO® Hawaiian Poké

Management team has extensive experience growing franchise concepts

- CEO and COO part of Quiznos team and franchising growth experts
  - Sold and opened over 1,000 units per year for three consecutive years
  - Ultimately expanded chain to over 5,000 units
  - Experience in other franchise chains such as Taco Bueno, Dickey's BBQ, Orange Leaf Frozen Yogurt and Froyoworld
- Hawaiian Poke is a fragmented market with multiple franchise concepts
  - Largest has roughly 100 units
  - Golden opportunity to become the nations largest Poke/Hawaiian franchisor

Multiple Revenue Streams:

- $25,000 initial franchise fee
- 6% ongoing royalty (plus 1% additional marketing fee) paid monthly
- Vendor rebates on select franchisee purchases

Pokemoto Advantages:

- Hawaiian Poke is a trending concept, "Instagrammable" and a favorite among Millennials and Gen Z demographics
- Low build out costs as low as $50,000 per unit (typical range $122K - $294K)
  - No grills, hood systems, grease traps, etc
- Low labor costs as you can staff with 1-2 employees
- Little training required as orders are custom made (customers instruct what they want on each item)
- No cooking & little prep work (prep veggies and sauces only)
- Small footprint (800sf – 1,500sf) means lower rent
- Affordable technology package

Franchise Investment Range

Items	Range		
Initial Franchise Fee	$ 10,000	to	$ 25,000
Real Estate Lease (3 Months)	$ 7,500	to	$ 22,500
Security Deposits	$ 3,000	to	$ 8,500
Lease Improvements	$ 50,000	to	$ 150,000
Signage/furniture/equipment	$ 35,000	to	$ 50,000
POS/Computer Systems	$ 1,200	to	$ 2,400
Video Surveillance Systems	$ 1,000	to	$ 4,000
Insurance	$ 1,000	to	$ 2,400
Permits & Licenses	$ 300	to	$ 600
Initial Inventory	$ 5,000	to	$ 10,000
Travel for Training	$ 2,500	to	$ 4,500
Professional Fees	$ 500	to	$ 5,000
Additional Funds	$ 5,000	to	$ 10,000
Total Investment	$ 122,000	to	$ 294,900

Growth Strategy & Expansion – Current Footprint

Muscle Maker Grill

Location	State
Antioch	CA
Fort Benning	GA
Kuwait 1	Kuwait
Kuwait 2	Kuwait
Fort Meade	MD
Greenville	NC
Lodi	NJ
Clifton	NJ
Turnersville	NJ
Bronx	NY
Hells Kitchen	NY
Midtown	NY
Chelsea	NY
Tribeca	NY

Location	State
Fort Sill	OK
Philadelphia 1	PA
Philadelphia 2	PA
Providence	RI
Houston Heights	TX
Fort Bliss	TX
Houston 1	TX
Houston 2	TX
Lynchburg	VA
Camp Elmore	VA
Puyallup	WA
Coming Soon:	
Texas Tech El Paso	TX

Pokémoto Hawaiian Poké

Location	State
Groton	CT
Stamford	CT
Norwalk	CT
New Haven 1	CT
New Haven 2	CT
Fairfield	CT
Hamden	CT
Wallingford	CT
Middletown	CT
West Hartford	CT
Atlanta	GA
Franklin	MA
North Attleboro	MA
Providence	RI

Location	State
NOVA Community College Manassas	VA
NOVA Community College Loudon	VA
NOVA Community College Alexandria	VA
NOVA Community College Woodbridge	VA
Coming Soon	
Miami 1	FL
Miami 2	FL
Northampton	MA
Amherst	MA
Hadley	MA

Superfit Foods – Your Meal Prep Company

Location	State
Jacksonville	FL

Ghost Kitchen Brands cross Muscle Maker Grill and Pokemoto locations and include: Saladcraft, Bowls Deep, Salad Vibes, Burger Joe's, Meal Plan AF, MMG Smoothies, Gourmet Sandwich Co, Wrap It Up Wraps